CONSULTING AGREEMENT

         The parties to this Consulting Agreement ("Agreement") are Larry Berke (the "Consultant") and Uncommon Media Group, Inc., a Florida corporation (the "Company"). The Company desires to contract with the Consultant for certain investment relations services, and the Consultant is willing to render such services as hereinafter more fully set forth.

         THEREFORE, in consideration of the mutual agreements and covenants set forth in this Agreement, the parties agree as follows:

         1. Engagement of the Consultant. The Company hereby engages and retains the Consultant to render to the Company the services described in Section 2 hereof (the "Services") for a period of twelve months commencing on the date hereof (the "Consulting Period").

         2. Description of Consulting Services. The Consultant agrees to act as an advisor to the Company and, in that regard, to assist the Company (i) in identifying, analyzing, structuring, negotiating and financing suitable business opportunities of which the Company may take advantage and (ii) in connection with the preparation of annual and interim reports and press releases and with in dealing with financial public relations. Consultant agrees to obtain the consent of the Company prior to contacting any potential participants in any transaction or financing.

         3. Payment for Services Rendered. In consideration for Consultants agreements hereunder, the Company agrees to issue to the Consultant a warrant to purchase up to 100,000 (one hundred thousand) shares, at a price of $0.40 per share, in the form attached hereto as Exhibit A (the "Warrant").

         4.       Representations of Consultant.
                  ------------------------------

                  4.1 The Consultant recognizes that the receipt of the Warrant involves a high degree of risk in that (i) the Company is a development-stage company; (ii) an investment in the Company is highly speculative; (iii) he/she/it may not be able to liquidate his/her/its investment; and (iv) transferability of the securities comprising the Warrant is extremely limited.

                  4.2 The Consultant acknowledges that he/she/it has prior investment experience, or that he/she/it has employed the services of an investment advisor, attorney, or accountant to read all of the documents furnished or made available by the Company both to him/her/it and to all other prospective investors in the Warrant and to evaluate the merits and risks of such an investment on his/her/its behalf, and that he/she/it recognizes the highly speculative nature of this investment.

                  4.3 The Consultant acknowledges that he/she/it has been furnished by the Company during the course of evaluating his/her/its interest in this transaction with all information regarding the Company which he/she/it had requested or desired to know; that all documents which could be reasonably provided have been made available for his/her/its inspection and review; that he/she/it has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering; that he/she/it has read and fully understands and acknowledges those risk factors associated with an investment in the Warrant which are identified in public filings with the Securities and Exchange Commission; and that any and all additional information which he/she/it had requested has been provided.

                  4.4 The Consultant acknowledges that this offering of the Warrant may involve tax consequences and that he/she/it has received no opinions or statements from the Company in respect of same. The Consultant further acknowledges that he/she/it must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Warrant.

                  4.5 The Consultant acknowledges that he/she/it has not been the subject of any general solicitation by the Company, and that he/she/it knows of no general solicitation, including any general advertising, by the Company in connection with the sale of the Warrant.

                  4.6 The Consultant acknowledges that the Warrant, and the underlying securities, have not been registered under the Securities Act of 1933, or the securities laws of any state, that the Warrant are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of the Warrant for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring or disposing of said Warrant in full compliance with all applicable provisions of the Act, the Rules and Regulations promulgated by the SEC thereunder or in connection therewith, and applicable state securities laws. The Consultant further acknowledges that such Warrant must be held indefinitely unless they are subsequently registered under the Act, or an exemption from such registration is available, and an opinion of counsel is furnished stating that registration is not required under the Act or such state securities laws.

                  4.7 The Consultant acknowledges that the certificates to be issued may bear a legend containing the following or similar words:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY OTHER SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF, OR OFFERED FOR TRANSFER, SALE OR OTHER DISPOSITION IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, AND ANY OTHER APPLICABLE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY OTHER APPLICABLE SECURITIES LAWS".

                  4.8 The Consultant hereby agrees to indemnify and hold harmless the Company and each of its officers, directors, affiliates, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses as such are incurred) incurred by each such person in connection with defending or investigating any claims or liabilities, whether or not resulting in any liability to such person to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in this Agreement, or (b) arise out of or are based upon any breach of any representation, warranty or agreement contained herein.


         5. Nonexclusivity of this Agreement. The Company expressly understands and agrees that the Consultant shall not be prevented or barred from rendering services of the same nature as, or a similar nature to, those described herein, or of any nature whatsoever, for or on behalf of any person, firm, corporation or entity other than the Company. The Consultant understands and agrees that the Company shall not be prevented or barred from retaining other persons or entities to provide services of the same nature or similar nature as those described herein or of any nature whatsoever.

         6. Disclaimer of Responsibility for Acts of the Company. The obligations of the Consultant described in this Agreement consist solely of the furnishing of information and advice to the Company. In no event shall the Consultant be permitted or required by this Agreement to act as the agent of the Company or otherwise to represent or make decisions for the Company. Consultant is, and to be considered an Independent Contractor of the Company. All final decisions with respect to acts of the Company, its subsidiaries or its affiliates, whether or not made pursuant to or in reliance on information or advice furnished by the Consultant hereunder, shall be those of the Company or such subsidiaries or affiliates.

         7. Acknowledgement. The Company acknowledges that Consultant is not a registered broker-dealer and that Consultant cannot, and shall not be required hereunder to, engage in the offer or sale of securities on behalf of the Company. While Consultant has relationships and contacts with various investors, broker-dealers, and investment funds, Consultant's participation in the actual offer or sale of the Company securities shall be limited to that of an advisor to the Company and a "finder" of investors, broker-dealers and funds. The Company acknowledges and agrees that the solicitation and consummation of any purchases of the Company's securities shall be handled by the Company or one or more NASD member firms engaged by the Company for such purposes.

         8. Confidentiality. The Consultant will not disclose to any other person, firm, or corporation, nor use for its own benefit, during or after the term of this Agreement, any trade secrets or other information designated as confidential by the Company which is acquired by the Consultant in the course of performing services hereunder. (A trade secret is information not generally known to the trade which gives the Company an advantage over its competitors. Trade secrets can include, by way of example, products or services under development, production methods and processes, sources of supply, customer lists and marketing plans.) Any consulting or other advice rendered by the Consultant pursuant to this Agreement may not be disclosed publicly in any manner without the prior written approval of the Consultant. Any information, which (i) at or prior to the time of disclosure by the Company to the Consultant was generally available to the public through no breach of this Agreement, (ii) was available to the public on a nonconfidential basis prior to its disclosure by the Company to the Consultant or (iii) was made available to the public from a third party provided that such party did not obtain or disseminate such information in breach of any legal obligation of the Consultant shall not be deemed confidential information of the Company for purposes hereof.

         9. Amendment. No amendment to this Agreement shall be valid unless such amendment is in writing and is signed by authorized representatives of all the parties to this Agreement.

         10. Waiver. Any of the terms and conditions of this Agreement may be waived at any time and from time to time in writing by the party entitled to the benefit thereof, but a waiver in one instance shall not be deemed to constitute a waiver in any other instance. A failure to enforce any provision of this Agreement shall not operate as a waiver of the provision or of any other provision hereof.

         11. Severability. In the event that any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any circumstances, the remaining provisions shall nevertheless remain in full force and effect and shall be construed as if the unenforceable portion or portions were deleted.

         12. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York.

         13. Notices. All notices, requests, payments, instructions, claims or other communications hereunder shall be in writing and shall be deemed to be given or made when delivered by first-class, registered or certified mail to the following address or addresses or such other address or addresses as the parties may designate in writing in accordance with this Section:

If to the Company:                  Uncommon Media Group, Inc.
                                    33 West 54th Street
                                    2nd Floor
                                    New York, NY 10019

         With a copy to:            Membrado & Montell, LLP
                                    535 W. 34th Street
                                    New York, NY 10001


If to the Consultant:               [                ]
                                    Attn:

         14. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that this Agreement shall not be binding on or inure to the benefit of any successor or assign of the Consultant where, as a result of such succession or assignment, control of the entity which would otherwise succeed to the rights and obligations of this Agreement is materially different from the control of the entity having such rights and obligations prior to such succession or assignment.

         15. Entire Contract. This Agreement shall constitute the only agreement between the Company and the Consultant. No representations, promises, understandings, or agreements, oral or otherwise, not herein contained shall be of any force or effect.

         16. Captions. The captions and headings contained herein are solely for convenience and reference and do not constitute a part of this Agreement or affect in any way the meaning or interpretation of this Agreement.

         17. Severability. To the extent possible, each provision of this Agreement shall be interpreted in a manner as to be valid, legal and enforceable. Any term of provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective solely to the extent of such provision which is invalid or unenforceable within rendering invalid or unenforceable the remaining terms and conditions hereof.

         18. Execution in Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 24th day of July, 2001.


                                   -------------------------------
                                   Larry Berke


                                   UNCOMMON MEDIA GROUP, INC.


                                   By:____________________________
                                      Name:
                                      Title:

                                    EXHIBIT A
                                 FORM OF WARRANT

         OPTION AGREEMENT dated as of July 24, 2001, between Uncommon Media Group, Inc., a Florida corporation with an office located at 35 West 54th Street, 2nd Floor, New York, New York (the "Company") and Larry Berke, an individual with an address of _________________(together with any assigns thereof, the "Holder").

         WHEREAS, the Company and Consultant have entered into a consulting agreement dated as of the date hereof (the "Consulting Agreement"), and

         WHEREAS, pursuant to the terms of the Consulting Agreement, the Company has agreed to issue consultant an option (the "Option") to purchase a certain number of common shares of the Company, par value $.001 per share (the "Common Stock");

         NOW, THEREFORE, in consideration of the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Grant. Pursuant to the terms of the Consulting Agreement, Holder is hereby granted the right to purchase, at any time from and after the date hereof, until 5:00 P.M., EST, on July 24, 2004 up to 100,000 Shares at an initial exercise price of $.40 per Share. The Option granted pursuant hereto shall be evidenced in a certain certificate annexed hereto as Exhibit A (the "Option Certificate") in which all other terms and conditions associated with the Option shall be expressly set forth.

         2. Authorization. The Company has full corporate power and authority to execute and deliver this Option Agreement and the Option Certificate annexed hereto, and this Option Agreement and the Option Certificate, once executed and delivered, constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions.

         3. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of the State of New York without regard to conflict of laws.

         4. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

UNCOMMON MEDIA GROUP, INC.                   Larry Berke


By:__________________________                __________________________

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER SAID ACT, (ii) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, OR NO-ACTION LETTER ISSUED BY THE SECURITIES AND EXCHANGE COMMISSION, THAT SUCH REGISTRATION IS NOT REQUIRED, OR (Iiii) UNLESS SOLD PURSUANT TO, AND IN COMPLIANCE WITH THE REQUIREMENTS OF, RULE 144 OF SUCH ACT.

                           Uncommon Media Group, INC.

                          COMMON STOCK PURCHASE OPTION


Void after 5:00 PM EST                                 Right to Purchase 100,000
July 24, 2004                                             shares of Common Stock
                                                         (subject to adjustment)

No. W-0003

         Uncommon Media Group, Inc. (the "Company"), a Florida corporation, hereby certifies that, for value received, Holder (as hereinafter defined), is entitled, subject to the terms set forth herein, to purchase from the Company at any time or from time to time before 5:00 P.M. E.S.T., on July 24, 2004, fully paid and nonassessable shares of Common Stock, $.001 par value, of the Company, at the purchase price per share of $.40 (the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         This Option Certificate is the Common Stock Purchase Option (the "Option"), evidencing the right to purchase shares of Common Stock of the Company, issued pursuant to a certain Option Agreement (the "Agreement"), dated as of July 24, 2001, between the Company and Larry Berke or his assigns (the "Holder"). This Option evidences a right to purchase an aggregate of 100,000 shares of Common Stock of the Company, subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" includes, in addition to the Company itself, any corporation which shall succeed to or assume the obligations of the Company hereunder.

                  (b) The term "Common Stock" includes all stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

                  (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holder of the Option at any time shall be entitled to receive, or shall have received, on the exercise of the Option, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6 or otherwise.

                  (d) The term "Person" shall have that meaning ascribed in the Securities Act of 1933, as amended.

                  (e) The term "Shares" means the Common Stock of the Company issued or issuable upon exercise of the Option.

1.       Exercise of Option.

This Option, or any part hereof, is exercisable at a price of $.40 per share, subject to adjustment as hereinafter provided. Upon delivery of notice of intention to exercise all or any part of this Option, together with payment of the Purchase Price for the Shares purchased at the Company's principal offices, the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased in those denominations set forth in such notice by Holder. Payment of the Purchase Price shall be made by cash, money order, certified or bank cashier's check or wire transfer. In the event of the exercise of less than all of the Shares purchasable under this Option, the Company shall, at its expense, amend this Option so as only to reduce the number of Shares to which it may thereafter be exercised.

2.       Adjustment of Purchase Price and Number of Shares.

         2.1 (a) In case the Company shall (i) pay a dividend on its Common Stock in Common Stock, (ii) subdivide its outstanding shares of Common Stock, or
(iii) combine its outstanding shares of Common Stock into a small number of shares, then, in such an event, the Purchase Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Purchase Price will bear the same relation to the Purchase Price in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior to any such event shall bear to the total number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this subdivision (a), (i) shall become effective retroactively immediately after the record date in the case of a dividend and (ii) shall become effective immediately after the effective date in the case of a subdivision or combination. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein.

         2.2. Upon each adjustment of the Purchase Price pursuant to subdivision
(a) of Subsection 2.1, the number of shares of Common Stock purchasable upon exercise of this Option Certificate shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of this Option Certificate by the Purchase Price in effect prior to such adjustment and dividing the product so obtained by the new Purchase Price.

         2.3 In case of any capital reorganization of the Company, or of any reclassification of the Common Stock, this Option Certificate shall be exercisable after such capital reorganization or reclassification upon the terms and conditions specified in this Option Certificate, for the number of shares of stock or other securities which the Common Stock issuable (at the time of such capital reorganization or reclassification) upon exercise of this Option Certificate would have been entitled to receive upon such capital reorganization or reclassification if such exercise had taken place immediately prior to such action. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this Subsection 2.3.

         2.4 The form of this Option Certificate need not be changed because of any change in the Purchase Price pursuant to this Section 2 and any Option Certificate issued after such change may state the same Purchase Price and the same number of shares of Common Stock as are stated in this Option Certificate as initially issued.

3.       Adjustment for Reorganization, Consolidation, Merger, Etc.

         3.1 Merger, Etc. In case at any time or from time to time after the date of this Option, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other Person, or (c) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company within 24 months from the date of such transfer (any such transaction being hereinafter sometimes referred to as a "Reorganization") then, in each such case, the Holder, upon the exercise hereof as provided in Section 1 at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the Shares issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Option immediately prior thereto (all subject to further adjustment thereafter as provided in Section 2, provided that the successor corporation in any such Reorganization described in clause (b) or (c) above where the Company will not be the surviving entity (the "Acquiring Company") has agreed prior to such Reorganization in a writing satisfactory in form and substance to the Holder that this Option shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on exercise after the consummation of such Reorganization, and shall be binding upon the issuer of any such stock or other securities (including, in the case of any transfer of properties or assets referred to above, the Person acquiring all or substantially all of the properties or assets of the Company).

         3.2 Continuation of Terms. This Option shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Option after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms of this Option as provided in Section 3.1.

4.       Replacement of Options.

On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Option and, in the case of any such loss, theft or destruction of any Option, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Option, the Company at its expense will execute and deliver, in lieu thereof, a new Option of like tenor.

5.       Negotiability, Assignment, etc.

This Option may not be transferred without the written consent of the Company.

6.       Notice, etc.

All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by Holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the Holder of this Option who has so furnished an address to the Company.

6.       Miscellaneous.

This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by its laws. The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Option is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

13.      Expiration.

The right to exercise this Option shall expire at 5:00 P.M., E.S.T, on July 24, 2004.


Dated:                                               UNCOMMON MEDIA GROUP, INC.




                                                     By:________________________
                                                     Name:  Lawrence Gallo
                                                     Title:     President